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                           FIRST AMERICAN FUNDS, INC.

                        SUPPLEMENT DATED JUNE 19, 2006 TO
            STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 31, 2006

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         This information supplements the Statement of Additional Information of
First American Funds, Inc. dated March 31, 2006 (the "SAI"). This supplement and the SAI constitute a current SAI. To request a copy of the SAI, please call 800-677-FUND.

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The section "Investment Advisory and Other Services for the Funds -- Additional
Payments to Financial Institutions -- Other Payments" on page 19 of the SAI is hereby amended by adding the following paragraph:

         The Advisor may pay Piper Jaffray & Company and U.S. Bancorp Investments, Inc. a commission of up to 1% of the purchase price in connection with net asset value purchases of Class A shares made in retirement and deferred compensation plans and the trusts used to fund such plans (including, but not limited to, those defined in Sections 401(k), 403(b) and 457 of the Internal Revenue Code and "rabbi trusts"), which plans and trusts purchase through the Advisor's open architecture recordkeeping product, "Retirement Director."



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